Exhibit 99.1

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE
In re:	Chapter 11

AMBASSADORS INTERNATIONAL, INC., et al.,1	Case No. 11-11002 (KG)

Debtors.	Jointly Administered

____________________________________________
   1The Debtors in these chapter 11 cases, along with each Debtor’s individual case number and the last four digits of each Debtor’s federal tax identification number, are: Ambassadors International, Inc. (Case No. 11-11002 (KG)), (8605); Ambassadors Cruise Group, LLC (Case No. 11-11003 (KG)), (2448); Ambassadors, LLC (Case No. 11-11004 (KG)), (0860); EN Boat LLC (Case No. 11-11006 (KG)), (8982); AQ Boat, LLC (Case No. 11-11009 (KG)), (5018); MQ Boat, LLC (Case No. 11-11008 (KG)), (5095); DQ Boat, LLC (Case No. 11-11010 (KG)), (5064); QW Boat Company LLC (Case No. 11-11005 (KG)), (0658); Contessa Boat, LLC (Case No. 11-11007 (KG)), (9452); CQ Boat, LLC (Case No. 11-11011 (KG)), (9511); American West Steamboat Company LLC (Case No. 11-11012 (KG)), (0656); and Ambassadors International Cruise Group (USA), LLC (Case No. 11-11013 (KG)), (7304).  The mailing address for each Debtor is 2101 4th Avenue, Suite 210, Seattle, WA  98121.

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Mark Detillion	May 20, 2011
Signature of Authorized Individual*	Date

___________________________________________	Chief Financial Officer
Mark Detillion	Title of Authorized Individual

______________________________________________
*     Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: April 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS2

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

CURRENT MONTH (ACTUAL)	Ambassadors International, Inc.	Ambassadors International Cruise Group (USA)	American West Steamboat Company LLC	QW Boat Company LLC	EN Boat LLC	CQ Boat, LLC
CASH BEGINNING OF MONTH	10,489.86	850,321.47	5,179.48	0.00	0.00	0.00

RECEIPTS
CREDIT CARD PAYMENTS		1,538,568.99
CASH PAYMENTS	64,983.15	1,104,577.02		109,375.00
MAJESTIC INSURANCE					110,629.29
CASH REFUNDS		-14,664.89
DIP BORROWING	2,000,000.00	3,000,000.00
SALE OF ASSETS

TOTAL RECEIPTS	2,064,983.15	5,628,481.02		109,375.00	110,629.29

DISBURSEMENTS
WINDSTAR PAYROLL		213,573.09
CREW PAYROLL		882,235.13
FUEL		1,013,030.47
PORT		309,401.13
SECURED/RENTAL/LEASES		192,217.13
COMMISSIONS		228,658.34
INSURANCE		76,611.46
PAYMENTS TO OTHER VENDORS		1,409,519.18
INTERCOMPANY TRANSFERS		232,500.00
CAPITAL EXPENDITURES AND DRY-DOCK
PROFESSIONALS FEES3	142,964.85	36,162.75
DISCONTINUED OPERATIONS			4,672.90			12,846.14
ESTATE WIND-UP COSTS
COD VENDOR PAYMENTS
BANK FACILITY FEES		200,000.00
INTEREST PAYMENTS	120,271.23
TOTAL DISBURSEMENTS	347,983.24	4,793,908.68	4,672.90	0.00	0.00	12,846.14

NET CASH FLOW	347,983.24
(RECEIPTS LESS DISBURSEMENTS)	1,716,999.91

CASH - END OF MONTH	1,949,989.77	1,893,583.76	207,664.734	0.00	0.00	0.00
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

[CONTINUED ON NEXT PAGE.]

_________________________________________
2   The following Debtors had no receipts or disbursements in April 2011: Ambassadors Cruise Group, LLC; Ambassadors, LLC; AQ Boat, LLC; MQ Boat, LLC; DQ Boat, LLC and Contessa Boat, LLC.
3    The figures in this column only include adequate protection payments and payments made under the Debtors’ postpetition credit facility, not payments to professionals retained by the Debtors.
4    This figure includes receipts of QW Boat Company LLC and EN Boat LLC, net of the disbursements by CQ Boat LLC, as such entities do not have bank accounts.

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	Ambassadors International, Inc.	Ambassadors International Cruise Group (USA)	American West Steamboat Company LLC	QW Boat Company LLC	EN Boat LLC	CQ Boat, LLC
TOTAL DISBURSEMENTS	347,983.24	4,793,908.68	4,672.90	0.00	0.00	12,846.14
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$	$	$	$	$	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$	$	$	$	$	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	347,983.24	4,793,908.68	4,672.90	0.00	0.00	12,846.14

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: April 2011

DEBTORS’ BANK RECONCILIATION CERTIFICATION

To the best of my knowledge and belief, the Debtors have reconciled all bank statements for the reporting period covered by this operating report.  The figures included in this report are the resulting book balances.

May 20, 2011	/s/ Mark Detillion
Date	Signature of Responsible Party Mark Detillion

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: April 2011

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

None.

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: April 2011

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Ambassadors International, Inc.	Ambassadors International Cruise Group (USA)	Majestic5	Consolidated

Revenue
Net Guest Revenue	-	2,507,825	-	2,507,825
Add On Revenue	-	173,757	-	173,757
On Board and Other Revenue	-	822,969	14,975	837,944
Net Revenue	-	3,504,551	14,975	3,519,526

Costs and Operating Expenses
Ship Operating Expenses
Compensation and Benefits	-	917,082	-	917,082
Purchased Passenger Services	-	293,905	-	293,905
Materials and Services	-	2,400,302	14,476	2,414,777
Repairs and Maintenance	-	609,596	-	609,596
Other Ship Operating Expenses	-	128,513	-	128,513
Commissions	-	224,163	-	224,163
Total Ship Operating Expenses	-	4,573,560	14,476	4,588,036
Selling and Marketing	-	799,490	-	799,490
General and Administrative	644,632	216,993	5,028	866,653
Depreciation and Amortization	7,075	525,273	-	532,348
Total Cost and Operating Expenses	651,707	6,115,317	19,504	6,786,527
Operating (Loss) Income	(651,707)	(2,610,765)	(4,529)	(3,267,001)

Other Income (Expense)
Interest and Dividend Income	-	112	-	112
Interest Expense	(423,151)	(128,053)	-	(551,203)
Other Income (Expense)	-	-	68,398	68,398
Other Income (Expense), Net	-	(12,793)	-	(12,793)
Total Other Income (Expense)	(423,151)	(140,734)	68,398	(495,486)
(Loss) from Continuing Operations Before Taxes	(1,074,858)	(2,751,499)	63,869	(3,762,487)
(Loss) from Continuing Operations	(1,074,858)	(2,751,499)	63,869	(3,762,487)
Net Income (Loss)	(1,074,858)	(2,751,499)	63,869	(3,762,487)

_______________________________________________
5    This column includes EN Boat LLC, AQ Boat, LLC, MQ Boat, LLC, DQ Boat, LLC QW Boat Company LLC, Contessa Boat, LLC, CQ Boat, LLC and American West Steamboat Company LLC, most of which are non-operational.

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: April 2011

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

Period: April 2011

	Ambassadors International, Inc.	Ambassadors International Cruise Group (USA)	Majestic6	Discontinued Operations	CONSOLIDATED
ASSETS
Current Assets:
Cash & Cash Equivalents	1,949,581	2,158,565	207,665	-	4,315,810
Restricted Cash	70,000	5,982,331	-	-	6,052,331
Accounts Receivable	-	75,033	308,043	-	383,076
Prepaid Exp & Other Current Assets	282,935	4,884,038	12,783	-	5,179,755
Inventory	-	2,445,791	-	-	2,445,791
Assets Held for Sale	-	-	4,564,537	-	4,564,537
Total Current Assets	2,302,515	15,545,758	5,093,028	-	22,941,301
Property & Equipment, Net	108,549	51,794,110	-	-	51,902,659
Trade Name	-	1,000,000	-	-	1,000,000
Other Long-Term Assets	(0)	2,042,235	-	-	2,042,235
TOTAL ASSETS	2,411,064	70,382,103	5,093,028	-	77,886,195

LIABILITIES & STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts Payable	107,427	3,854,319	581,446	-	4,543,192
Accrued Expenses	690,855	3,200,789	855,559	-	4,747,202
Intercompany Payable	(135,600,782)	76,612,605	54,617,771	4,370,405	(0)
Corporate Concentration Cash	(3,814,304)	(213,929)	14,003,502	(9,975,270)	-
Passenger Deposits	-	17,860,317	-	-	17,860,317
Credit Facility Term Loan	-	9,575,000	-	-	9,575,000
Notes Payable – MARAD	-	-	958,142	-	958,142
Notes Payable	52,074,180	-	-	-	52,074,180
Liabilities Held for Sale	-	-	44,669	336,039	380,708
Credit Facility – D.I.P.	5,000,000	-	-	-	5,000,000
Total Current Liabilities	(81,542,624)	110,889,101	71,061,088	(5,268,825)	95,138,740

Passenger Deposits Long-Term	-	524,322	-	-	524,322
Total Liabilities	(81,542,624)	111,413,423	71,061,088	(5,268,825)	95,663,061

Stockholders’ Equity:
Common Stock	33,218	-	-	-	33,218
Additional Paid In Capital	118,439,551	-	-	714,990	119,154,541
Other Equity	(27,629,755)	12,064,000	9,532,024	6,033,713	(19)
Retained Earnings (Accumulated Deficit)	(2,142,547)	(46,653,644)	(76,267,080)	(1,479,877)	(126,543,148)
Current Period Earnings (Losses)	(4,746,779)	(6,441,676)	766,996	-	(10,421,459)
Total Stockholders’ Equity	83,953,688	(41,031,320)	(65,968,060)	5,268,825	(17,776,867)
TOTAL LIAB. & STOCKHOLDERS’ EQUITY	2,411,064	70,382,103	5,093,028	-	77,886,195

________________________________________________
6   This column includes EN Boat LLC, AQ Boat, LLC, MQ Boat, LLC, DQ Boat, LLC QW Boat Company LLC, Contessa Boat, LLC, CQ Boat, LLC and American West Steamboat Company LLC, most of which are non-operational.

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: April 2011

DEBTORS’ TAX CERTIFICATION

To the best of my knowledge and belief, Debtors have made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

May 20, 2011	/s/ Mark Detillion
Date	Signature of Responsible Party Mark Detillion

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: April 2011

SUMMARY OF UNPAID POSTPETITION DEBTS7

	CURRENT
	Ambassadors International, Inc.	Ambassadors International Cruise Group (USA)	American West Steamboat Company LLC
Accounts Payable	13,785.50	2,046,381.00
Wages Payable		177,121.00
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: Operating Expenses		213,037.00
Other: Moorage on Columbia Queen			14,000.00
Total Postpetition Debts	13,785.50	2,436,539	14,000.00

All postpetition debts are current.

__________________________________________
7   The following Debtors have no postpetition debts: Ambassadors Cruise Group, LLC; Ambassadors, LLC; EN Boat LLC; AQ Boat, LLC; MQ Boat, LLC; DQ Boat, LLC; QW Boat Company LLC; Contessa Boat, LLC; and CQ Boat, LLC.
*    “Insider” is defined in 11 U.S.C. Section 101(31).

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: April 2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	AMOUNT
Total Accounts Receivable at the beginning of the reporting period	N/A
+ Amounts billed during the period	N/A
- Amounts collected during the period	N/A
Total Accounts Receivable at the end of the reporting period	N/A
N/A
Accounts Receivable Aging
0 - 30 days old	N/A
31 - 60 days old	N/A
61 - 90 days old	N/A
91+ days old	N/A
Total Accounts Receivable	N/A
Amount considered uncollectible (Bad Debt)	N/A
Accounts Receivable (Net)	N/A

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1.Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X